UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 17, 2003

ARCTIC CAT INC.

(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-18607	41-1443470
(Commission File Number)	(I.R.S. Employer Identification No.)

601 Brooks Avenue South Thief River Falls, Minnesota	56701
(Address of principal executive offices)	(Zip Code)

(218)-681-8558

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished pursuant to Item 9 and Item 12:

99.1         Press release issued by the registrant on July 17, 2003.

99.2         Transcript for conference call held by registrant on July 17, 2003.

Item 9. Regulation FD Disclosure (Information Being Furnished Under 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 17, 2003, the registrant issued a press release regarding the registrant’s results of operations for the 1st quarter ended June 30, 2003.  The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

On July 17, 2003, the registrant held a conference call on its earnings release.  The transcript of the call is attatched as Exhibit 99.2 to this form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

	By	/s/ Timothy C. Delmore
Timothy C. Delmore,
Chief Financial Officer
Dated: July 22, 2003